UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

MARPAI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40904	86-1916231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Channelside Drive, Suite 207
Tampa, Florida		33602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 389-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MRAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 24, 2024, Marpai, Inc. (the “Company”) informed the staff of the Nasdaq Stock Market LLC of its intention to withdraw from the Nasdaq hearings process and transition the listing of its Class A common shares, par value $0.0001 per share (the “Shares”), from the Nasdaq Capital Market (“Nasdaq”) and have the Shares quoted on the OTCQX Market (“OTCQX”). The Company was under a Nasdaq Panel Monitor and was not in compliance with the minimum stockholders’ equity requirement, as outlined in Nasdaq Listing Rule 5550(b)(1). The Company expects that its Shares will be suspended from trading on Nasdaq effective at the opening of trading on Wednesday, May 29, 2024, and will have its Shares commence trading on OTCQX immediately thereafter. The Company anticipates that the Nasdaq hearings panel will file a Form 25 with the Securities and Exchange Commission which will formally delist the Company’s Shares from Nasdaq in the near term.

The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, following the delisting of its Shares from Nasdaq.

The Company’s delisting is expected to reduce the Company’s costs as it advances its strategy to drive profitable growth. The Company intends to have its Shares quoted on OTCQX and expects that the Shares will be traded on OTCQX under its current trading symbol “MRAI” concurrent with the Nasdaq trading suspension. The Company expects that transferring its Shares to OTCQX will ensure that a trading market may continue to exist for such securities. There is no guarantee, however, that a broker will continue to make a market in the Shares or that trading thereof will continue on OTCQX or otherwise.

Item 7.01 Regulation FD Disclosure.

As disclosed above, on May 24, 2024, the Company issued a press release announcing withdrawal from the Nasdaq hearings process and the transition of its trading to OTCQX. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Marpai, Inc. dated May 24, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, the timing of the effectiveness of our delisting, the timing of our listing on OTCQX, and that as a result of the delisting, we expect to reduce our costs as we advance our strategy to drive profitable growth. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARPAI, INC.

Date:	May 24, 2024	By:	/s/ Damien Lamendola
Name: Damien Lamendola Title: Chief Executive Officer